UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2023
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963		20-3717839
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:

(800)	877-7210
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On October 26, 2023, LPL Financial Holdings Inc. (collectively with its subsidiaries, the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2023. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated October 26, 2023 ("LPL Financial Announces Third Quarter 2023 Results").
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Matthew J. Audette
Name: Matthew J. Audette
Title: Chief Financial Officer

Dated: October 26, 2023